UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):               April 28, 2003

MSC.SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California		92707
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code)               (714) 540-8900

Item 5. Other Events and 9. Regulation FD Disclosure

On April 28, 2003, MSC.Software Corporation issued a press release announcing its intention to raise $85 million  from the sale of convertible debt.  A copy of the press release is attached as Exhibit 99.1.  This press release is being filed pursuant to Rule 135C.

Item 7.  Financial Statements and Exhibits

(c)	Exhibits.

99.1 Press Release of Registrant dated April 28, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSC.SOFTWARE CORPORATION

	By:	/s/ Louis A. Greco
Date: April 28, 2003		Louis A. Greco Chief Financial Officer